SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                      December 5, 2000 (November 20, 2000)
                    ----------------------------------------
                Date of report (Date of earliest event reported)



                               RUBY TUESDAY, INC.
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         GEORGIA                       1-12454                   63-0475239
      --------------                  ---------                 ------------
  (State or other jurisdiction     (Commission File            (IRS Employer
   of incorporation)                  Number)                Identification No.)

         150 West Church Avenue, Maryville, Tennessee               37801
         --------------------------------------------              --------
           (Address of principal executive offices)               (Zip Code)


                                 (865) 379-5700
      --------------------------------------------------------------------
              (Registrant's telephone number, including area code)


      --------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2  Acquisition or Disposition of Assets.

         On November 20, 2000, the Registrant completed the sale of all of its American Cafe (including L&N Seafood) and Tia's Tex-Mex restaurants to Specialty Restaurant Group, LLC ("SRG"), a limited liability company owned by the former President and Partner of the Registrant's American Cafe and Tia's Tex-Mex concepts and certain members of his management team. The 69 restaurants sold to SRG had revenues of $108.2 million for the Registrant's fiscal year ended June 4, 2000 and $27.6 million for the thirteen weeks ended September 3, 2000. The sale of these restaurants was effected pursuant to an Agreement and Plan of Merger dated as of October 4, 2000 (as amended by First Amendment to Agreement and Plan of Merger dated November 20, 2000, the "Merger Agreement") among the Registrant, Tia's, LLC and SRG.

         The purchase price for these restaurants was determined in an arms-length transaction between the Registrant and SRG. The consideration received by the Registrant pursuant to the Merger Agreement consisted of (i) $30.0 million in cash, (ii) a promissory note payable by SRG to the Registrant (the "Note") in the principal amount of $28.8 million, (iii) an option to acquire 33% of SRG's membership interests during the five-year period following November 20, 2000 at an exercise price of $600,000 if exercised in the first year, $700,000 if exercised in the second year, $770,000 if exercised in the third year, $847,000 if exercised in the fourth year and $932,000 if exercised in the fifth year of the option term, and (iv) a nonsolicitation agreement for the period during which the Note is outstanding and two years after the Note is paid in full. The Note has a term of 10 years, the first three of which are interest only, bears interest at a rate of 10% per annum, and is secured by a pledge of all of the outstanding membership interests of SRG.

         The Merger Agreement and related documents are filed as exhibits to this Report and are incorporated by reference herein.

Item 7  Financial Statements and Exhibits.

b.       Unaudited Pro Forma Condensed Consolidated Financial Information

The following pro forma condensed consolidated balance sheet as of September 3, 2000, and the pro forma condensed consolidated statements of income for the three month period then ended and the year ended June 4, 2000 give effect to the sale of certain assets as set forth in Item 2 of this Form 8-K. The adjustments related to the pro forma condensed consolidated balance sheet assume the transaction was consummated at September 3, 2000, while the adjustments to the pro forma condensed consolidated statements of income assume the transaction was consummated at the beginning of the periods presented. The sale occurred on November 20, 2000.

These pro forma statements are not necessarily indicative of the results that actually would have occurred if the sale had been in effect as of and for the periods presented or what may be achieved in the future.

                               Ruby Tuesday, Inc.
        Unaudited Pro Forma Condensed Consolidated Financial Information
                   Condensed Consolidated Statement of Income
                 For the Thirteen Weeks Ended September 3, 2000
                      (In Thousands Except Per-Share Data)


                                                          Pro Forma     See      Pro Forma
                                           Historical    Adjustments    Note    Consolidated
                                          ------------  ------------    ----   --------------
    Revenues:
        Restaurant sales and
            operating revenues              $202,223       $(27,635)    (1a)      $174,588
        Franchise revenues                     2,787          -                      2,787
                                           ----------    -----------             ----------
                                             205,010        (27,635)               177,375

    Operating costs and expenses:
        Cost of merchandise                   54,777         (7,381)    (1a)        47,396
        Payroll and related costs             65,123         (9,904)    (1a)        55,219
        Other restaurant operating costs      40,428         (6,422)    (1a)        34,006
        Depreciation and amortization          9,691         (1,822)    (1a)         7,869
        Selling, general and administrative   15,277         (1,650)    (1a)        13,627
        Interest expense (income), net          (362)        (1,148)    (1b)        (1,510)
                                           ----------    -----------             ----------
                                             184,934        (28,327)               156,607
                                           ----------    -----------             ----------
    Income before income taxes                20,076            692                 20,768

    Provision for income taxes                 7,187            288     (1c)         7,475
                                           ----------    -----------             ----------
    Net income                              $ 12,889       $    404               $ 13,293
                                           ==========    ===========             ==========

    Earnings per share:
    Basic                                   $   0.21                              $   0.21
                                           ==========                            ==========
    Diluted                                 $   0.20                              $   0.21
                                           ==========                            ==========

    Weighted average shares:
    Basic                                     61,907                                61,907
                                           ==========                            ==========
    Diluted                                   64,258                                64,258
                                           ==========                            ==========



                               Ruby Tuesday, Inc.
        Unaudited Pro Forma Condensed Consolidated Financial Information
                   Condensed Consolidated Statement of Income
                         For the Year Ended June 4, 2000
                      (In Thousands Except Per-Share Data)


                                                          Pro Forma     See      Pro Forma
                                           Historical    Adjustments    Note    Consolidated
                                          ------------  ------------    ----   --------------
     Revenues:
         Restaurant sales and
            operating revenues              $789,240      $(108,186)    (1a)      $681,054
         Franchise revenues                    8,255          -                      8,255
                                           ----------    -----------             ----------
                                             797,495       (108,186)               689,309
     Operating costs and expenses:
         Cost of merchandise                 214,136        (28,669)    (1a)       185,467
         Payroll and related costs           251,463        (37,760)    (1a)       213,703
         Other restaurant operating costs    159,398        (28,017)    (1a)       131,381
         Loss on sale of American Cafe
            and Tia's Tex-Mex restaurants     10,003        (10,003)    (1a)         -
         Depreciation and amortization        41,855         (7,020)    (1a)        34,835
         Selling, general and administrative  56,454         (7,272)    (1a)        49,182
         Interest expense (income), net        1,415         (4,592)    (1b)        (3,177)
                                           ----------    -----------             ----------
                                             734,724       (123,333)               611,391
                                           ----------    -----------             ----------
     Income before income taxes               62,771         15,147                 77,918

     Provision for income taxes               26,231          1,952     (1c)        28,183
                                           ----------    -----------             ----------
     Net income                             $ 36,540       $ 13,195               $ 49,735
                                           ==========    ===========             ==========

     Earnings per share:
     Basic                                  $   0.58                              $   0.79
                                           ==========                            ==========
     Diluted                                $   0.57                              $   0.77
                                           ==========                            ==========

     Weighted average shares:
     Basic                                    62,532                                62,532
                                           ==========                            ==========
     Diluted                                  64,576                                64,576
                                           ==========                            ==========


                               Ruby Tuesday, Inc.
        Unaudited Pro Forma Condensed Consolidated Financial Information
                      Condensed Consolidated Balance Sheet
                                September 3, 2000
                      (In thousands except per-share data)

                                                          Pro Forma     See      Pro Forma
                                           Historical    Adjustments    Note    Consolidated
                                          ------------  -------------   ----   --------------
      Assets
      Current Assets:
          Other current assets              $ 38,025       $ (1,740)    (2a)      $ 36,285
          Assets held for disposal            63,729        (55,767)    (2b)         7,962
                                           ----------     ----------             ----------
              Total current assets           101,754        (57,507)                44,247
                                           ----------     ----------             ----------

      Property and equipment - at cost       460,846          -                    460,846
          Less accumulated depreciation
             and amortization               (174,117)         -                   (174,117)
                                           ----------     ----------             ----------
                                             286,729          -                    286,729

      Notes receivable, net                   22,966         28,753    (2c)         51,719
      Other assets                            38,966          -                     38,966
                                           ----------     ----------             ----------
             Total assets                   $450,415       $(28,754)              $421,661
                                           ==========     ==========             ==========

      Liabilities & shareholders' equity
      Total current liabilities             $ 83,025       $  3,991    (2d)       $ 87,016

      Long-term debt                          68,601        (29,699)   (2e)         38,902

      Other deferred liabilities              58,689         (3,046)   (2f)         55,643

      Shareholders' equity:
          Common stock, $0.01 par value;
            authorized 100,000 shares;
            issued 62,068 @9/3/00                621           -                       621
          Capital in excess of par value      10,863           -                    10,863
          Retained earnings                  229,225           -                   229,225
          Accumulated other comprehensive
            income                              (609)          -                      (609)
                                           ----------     ----------             ----------
             Total liabilities &
               shareholders' equity         $450,415       $(28,754)              $421,661
                                           ==========     ==========             ==========


                               Ruby Tuesday, Inc.
        Unaudited Pro Forma Condensed Consolidated Financial Information Notes to Unaudited Pro Forma Condensed Consolidated Financial Information
                             (Amounts in Thousands)

Note 1 - The pro forma adjustments to the accompanying historical consolidated statements of income for the fiscal year ended June 4, 2000 and the thirteen weeks ended September 3, 2000 are described below:

(a) To record the reduction in revenues and expenses which would not have been incurred by Ruby Tuesday, Inc. ("RTI") had SRG purchased certain assets and operations of the American Cafe and Tia's Tex-Mex concepts as of the beginning of the periods presented. Costs historically allocated to the American Cafe and Tia's Tex-Mex concepts for selling, general and administrative expenses have been reduced to reflect a charge (to be computed initially as 1.0% of sales) for support services which SRG will pay to RTI.

(b) To record the reduction in interest expense to be realized by using net cash proceeds of $29,699 to pay down the RTI revolving credit facility ($429 and $1,717 for the three months ended September 3, 2000 and for the year ended June 4, 2000, respectively) and the increase in interest income to be generated by the $28,753 SRG note receivable ($719 and $2,875 for the three months ended September 3, 2000 and for the year ended June 4, 2000, respectively).

(c) To record the changes in income tax expense associated with the replacement of American Cafe and Tia's Tex-Mex operating profits and changes in selling, general and administrative expenses with additional net interest income. Fiscal year 2000's pro forma condensed consolidated statement of income also removes the income tax effect of the $10,003 estimated loss on sale of American Cafe and Tia's Tex-Mex restaurants which had been booked in fourth quarter.

Note 2 - The pro forma adjustments to the accompanying historical condensed consolidated balance sheet at September 3, 2000 are described below:

(a) To record the distribution of current assets, primarily inventory, to SRG.

(b) To record the distribution of property and equipment ($54,099) to SRG and the write-off of the Tia's Tex-Mex goodwill ($1,668).

(c) To record the note receivable due from SRG in conjunction with the sale. This note, which will require no principal payments for three years, will bear interest at a rate of 10.0%.

(d) To record the addition of accruals for the completion of construction commitments that would have existed at September 3, 2000 ($2,716) as well as legal fees and other costs associated with the sale ($1,275).

(e) To record the reduction in RTI debt which will occur upon completion of the sale.

(f) To record the reduction in escalating minimum rent liability associated with the American Cafe and Tia's Tex-Mex units sold to SRG.

c.  Exhibits

Exhibit
Number   Description


99.1     Agreement and Plan of Merger dated as of October 4, 2000 by and among
         the Registrant, Tia's, LLC and  Specialty Restaurant Group, LLC.   (1)


99.2 First Amendment dated November 20, 2000, to Agreement and Plan of Merger, by and among Registrant, Tia's, LLC, and Specialty Restaurant Group, LLC; Master Agreement and Indemnity Regarding Leases and Subleases dated as of November 20, 2000 between the Registrant and General Electric Capital Business Asset Funding Corporation and General Electric Business Asset Funding Corporation of Arkansas; Agreement Regarding Collateral dated as of November 20, 2000 between the Registrant and General Electric Capital Business Asset Funding Corporation and General Electric Business Asset Funding Corporation of Arkansas and Specialty Restaurant Group, LLC; Debt Subordination Agreement dated as of November 20, 2000 made by Registrant, Specialty Restaurant Group, LLC, General Electric Capital Business Asset
         Funding Corporation and General Electric Business Asset Funding Corporation of Arkansas; Agreement dated as of November 20, 2000 by and between the Registrant and James CarMichael; Promissory Note dated November 20, 2000 by Specialty Restaurant Group, LLC in favor of the Registrant; Member Pledge Agreement, dated November 20, 2000, made by and among each of the individuals listed on Schedule I thereto, Specialty Restaurant Group, LLC, and Registrant; Option Agreement dated as of November 20, 2000 between Specialty Restaurant Group, LLC and the Registrant; Nonsolicitation Agreement dated as of November 20, 2000 between Specialty Restaurant Group, LLC and the Registrant; Support Services Agreement dated as of November 20, 2000 between Specialty Restaurant Group, LLC and the Registrant; Intellectual Property Agreement dated as of November 20, 2000 between Specialty Restaurant Group, LLC and the Registrant; Assignment and Assumption of Certain Agreements by and between Registrant, and Specialty Restaurant Group, LLC; Indemnity Agreement dated as of November 20, 2000 by and between Registrant and Specialty Restaurant Group, LLC.


Footnote      Description

(1) Incorporated by reference to Exhibit 99.5 on Form 10-Q dated September 3, 2000 of Ruby Tuesday, Inc. (File No. 1-12454)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  Ruby Tuesday, Inc.

                                                  /s/ J. Russell Mothershed
                                                  By: J. Russell Mothershed
                                                  Title: Senior Vice President


December 5, 2000
----------------
    (Date)